UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2007

                        PATIENT SAFETY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   333-124594               13-3419202
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)

             1800 Century Park East, Ste. 200, Los Angeles, CA 90067
               (Address of principal executive offices) (zip code)

                                 (310) 895-7750
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective January 5, 2007, Milton "Todd" Ault, III, resigned as Chief Executive Officer of the Company and on January 9, 2007 Mr. Ault resigned as Chairman of the Board and from his position as a member of the Company's Board of Directors ("Board"). Also as of January 9, 2007, the Board appointed Arnold Spangler, a current member of the Board, as its Interim Chairman and appointed William B. Horne, Chief Financial Officer of the Company, as Chief Executive Officer of the Company and as a member of the Board. Mr. Horne will continue to act as the Company's Chief Financial Officer. A copy of the press release announcing the change in directors and officers is attached hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

EXHIBIT
NUMBER                                     DESCRIPTION
--------------------------------------------------------------------------------

99.1 Press Release issued by Patient Safety Technologies, Inc. on January 11, 2007 (filed herewith)


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATIENT SAFETY TECHNOLOGIES, INC.


Dated: January 11, 2007                    By:     /s/ Lynne Silverstein
                                               -----------------------------
                                           Name:   Lynne Silverstein
                                           Title:  President


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